Restructuring	12 Months Ended
Feb. 28, 2015
Restructuring and Related Activities [Abstract]
Restructuring
RESTRUCTURING
Cost Optimization and Resource Efficiency (“CORE”) Program
In fiscal 2013, the Company commenced the CORE program with the objective of improving the Company’s operations and increasing efficiency. During fiscal 2015, the Company incurred approximately $322 million in total pre-tax charges related to the CORE program, related to employee termination benefits, facilities and manufacturing network simplification costs. No further charges are expected to be incurred under the CORE program.
The following table sets forth the activity in the Company’s CORE program liability for fiscal 2015 and fiscal 2014:

	Employee Termination Benefits	Facilities Costs	Manufacturing Costs	Total
Balance as at March 2, 2013	$9	$18	$2	$29
Charges incurred	190	93	65	348
Cash payments made	(186)	(58)	(41)	(285)
Balance as at March 1, 2014	13	53	26	92
Charges incurred	96	48	55	199
Cash payments made	(106)	(71)	(79)	(256)
Balance as at February 28, 2015	$3	$30	$2	$35

The CORE program charges incurred in fiscal 2015, fiscal 2014 and fiscal 2013 were as follows:

	For the year ended
	February 28, 2015	March 1, 2014	March 2, 2013
Cost of sales	$23	$103	$96
Research and development	70	76	27
Selling, marketing and administration	229	333	97
Total CORE program charges	$322	$512	$220

As part of the CORE program, the Company sold certain redundant assets and discontinued certain operations to drive cost savings and efficiencies in the Company, which included divesting the majority of its Canadian commercial real estate portfolio in fiscal 2015. The Company recorded losses of approximately $12 million in fiscal 2015 ($110 million in fiscal 2014) related to asset disposals and the write-down to fair value less costs to sell of the assets sold, which has been included in the selling, marketing and administration expenses on the Company’s consolidated statements of operations and included in the total CORE program charges presented above.
In fiscal 2015, the Company strategically divested the majority of its Canadian commercial real estate portfolio (the “Real Estate Sale”), offering properties comprising over 3 million square feet of space through a combination of sale-leaseback and vacant asset sales. The Company recorded proceeds of approximately $278 million and incurred a net loss on disposal of approximately $66 million on these properties for a total net loss on disposal of $137 million for the Real Estate Sale, the remainder of which was recorded in prior periods when certain of the properties were classified as held for sale and were written down to fair value less costs to sell. As part of the Real Estate Sale, the Company is leasing back office space with remaining lease terms of one month to seven years.
In fiscal 2013, the Company sold 100% of the shares of its wholly-owned subsidiary, NewBay Software Limited (“NewBay”) and as a result, the operating results of NewBay are presented as discontinued operations in the Company's consolidated statements of operations for the fiscal year ended March 2, 2013.
The following table sets forth the components of the Company’s loss from discontinued operations:

March 2, 2013
Revenues from discontinued operations	$33
Loss from discontinued operations, before tax	(20)
Loss on disposal of discontinued operation	(3)
Income tax recovery	5
Loss from discontinued operations, net of tax	$(18)

Carrying values of significant assets and liabilities of NewBay at the time of sale include property, plant and equipment and intangible assets of $41 million, current assets of $15 million and accrued liabilities of $13 million.